October 18, 2000



Mr. Allen Parker
Controller
Crown Energy Corporation
215 South State, Suite 650
Salt Lake City, Utah 84111

Dear Mr. Parker:

This is to confirm that the client-auditor relationship between Crown Energy Corporation (Commission File No. 0-19365) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche LLP

cc:     Office of the Chief Accountant
        SECPS Letter File
        Securities and Exchange Commission
        Mail Stop 11-3
        450 5th Street, N.W.
        Washington, D.C. 20549

        Mr. Jay Mealey, Chief Executive Officer